UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08985

LMP Corporate Loan Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2013

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

March 31, 2013

Semi-Annual Report

LMP

Corporate Loan Fund Inc.
(TLI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	LMP Corporate Loan Fund Inc.

Fund objective

The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital.

What’s inside

Letter from the chairman	II

Investment commentary	IV

Schedule of investments	1

Statement of assets and liabilities	9

Statement of operations	10

Statements of changes in net assets	11

Statement of cash flows	12

Financial highlights	13

Notes to financial statements	15

Board approval of management agreement	24

Additional information	32

Dividend reinvestment plan	33

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of LMP Corporate Loan Fund Inc. for the six-month reporting period ended March 31, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Effective December 1, 2012, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, assumed responsibility for the day-to-day management of the Fund’s portfolio. LMPFA previously provided management and administrative services to the Fund. Following LMPFA’s assumption of the day-to-day management of the Fund’s portfolio, the Fund no longer has a subadviser.

Recent regulations adopted by the Commodity Futures Trading Commission (the “CFTC”) require operators of registered investment companies, including closed-end funds, to register as “commodity pool operators” unless the fund limits its investments in commodity interests. Effective December 31, 2012, your Fund’s manager has claimed the exclusion from the definition of “commodity pool operator.” More information about the CFTC rules and their effect on the Fund is included later in this report on page 23.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

LMP Corporate Loan Fund Inc.	III

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 26, 2013

IV	LMP Corporate Loan Fund Inc.

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended March 31, 2013 (the “reporting period”), but it did so in fits and starts. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% in the second quarter of 2012. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, economic activity sharply moderated in the fourth quarter, with GDP expanding an anemic 0.4%. This was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened. The reporting period then ended on a positive note, as the U.S. Department of Commerce’s initial estimate for first quarter 2013 GDP growth was 2.5%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 3.2% during the first quarter, versus a 1.8% increase during the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.8%. The unemployment rate fluctuated between 7.8% and 7.9% through January 2013. Unemployment then fell to 7.7% in February and 7.6% in March, the lowest level since December 2008. However, the decline in March was partially due to people leaving the workforce. In addition, the number of longer-term unemployed continues to be a headwind for the economy, as nearly 40% of the 11.7 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales slipped 0.6% on a seasonally adjusted basis in March 2013 versus the previous month, but were 10.3% higher than in March 2012. In addition, the NAR reported that the median existing-home price for all housing types was $184,300 in March 2013, up 11.8% from March 2012. This marked the thirteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose modestly in March to a 4.7 month supply at the current sales pace, it was 16.8% lower than in March 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s PMI (“PMI”)ii, the U.S. manufacturing sector expanded for the second straight month in October 2012, with a reading of 51.7 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then fell to contraction territory with a reading of 49.5 in November. However, manufacturing expanded over the next four months, with the PMI at 51.3 in March 2013. During March, 14 of the 18 industries within the PMI expanded.

LMP Corporate Loan Fund Inc.	V

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A.The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its September 2012 meeting, prior to the beginning of the reporting period, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities (“MBS”) on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. At its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency MBS, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “...as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2% longer-run goal, and longer-term inflation expectations continue to be well anchored.” As expected, at its meeting in March 2013, the Fed said it would continue its asset purchase program. It also stated that “When the Committee decides to begin to remove policy accommodation, it will take a balanced approach consistent with its longer-run goals of maximum employment and inflation of 2%.”

Q. Did Treasury yields trend higher or lower during the six months ended March 31, 2013?

A. Both short- and long-term Treasury yields moved higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.23%, matching its low over the six months ended March 31, 2013. It rose as high as 0.32% on October 22 and ended the period at 0.25%. The yield on the ten-year Treasury began the period at 1.65%. Ten-year Treasuries hit a low of 1.58% in mid-November 2012 and peaked at 2.07% on March 11, 2013, before ending the period at 1.87%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period given a number of macro issues, including the European sovereign debt crisis, mixed economic data and concerns related to the U.S. “fiscal cliff” and sequestration. However, the majority of spread sectors outperformed equal-durationv Treasuries given generally solid demand from investors looking to generate incremental yield in the low interest rate environment. For the six months ended March 31, 2013, the Barclays U.S. Aggregate Indexvi returned 0.09%.

Performance review

For the six months ended March 31, 2013, LMP Corporate Loan Fund Inc. returned 5.60% based on its net asset value (“NAV”)vii and 7.50% based on its New York Stock Exchange (“NYSE”) market price per share. The Lipper Loan Participation Closed-End Funds Category Averageviii returned 5.91% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

VI	LMP Corporate Loan Fund Inc.

Investment commentary (cont’d)

During this six-month period, the Fund made distributions to shareholders totaling $0.44 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of March 31, 2013. Past performance is no guarantee of future results.

Performance Snapshot as of March 31, 2013 (unaudited)

Price Per Share	6-Month Total Return*
$13.06 (NAV)	5.60%†
$13.94 (Market Price)	7.50%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*            Total returns are based on changes in NAV or market price, respectively.

†             Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡            Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “TLI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XTLIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 26, 2013

RISKS: The Fund invests in fixed-income securities which are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. The Fund can normally be expected to have less significant interest rate related fluctuations in its NAV than investment companies investing primarily in fixed rate fixed-income securities (other than money market funds) because the floating or variable rate collateralized senior loans in which the Fund invests float in response to changes in prevailing market interest rates. Because floating or variable interest rates on collateralized senior loans reset periodically, however, there can be some, typically short-term, dislocation between prevailing market interest rates and the interest rates paid on the Fund’s collateralized senior loans. Accordingly, the Fund’s NAV may experience related fluctuations from time to time. Similarly, a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund’s NAV. The Fund may invest in foreign securities which are subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in

LMP Corporate Loan Fund Inc.	VII

political and economic conditions. High yield/lower-rated securities involve greater credit and liquidity risks than investment grade securities. The Fund is non-diversified which may entail greater risks than is normally associated with more widely diversified funds.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i                Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii             The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii         The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv         The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v            Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi         The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii      Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii   Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 31 funds in the Fund’s Lipper category.

LMP Corporate Loan Fund Inc. 2013 Semi-Annual Report	1

Schedule of investments (unaudited)

March 31, 2013

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Senior Loans (a) — 132.7%
Basic Industry — 7.0%
Atlas Iron Ltd., Term Loan B	8.750%	12/7/17	$1,496,250	$ 1,505,602
Constellium Holdco B.V., New Term Loan B	6.250%	3/25/20	960,000	986,400
Eagle Spinco Inc., Term Loan 2	—	1/28/17	140,000	141,400	(b)
FMG America Finance Inc., Term Loan	5.250%	10/18/17	997,494	1,010,497
Ineos US Finance LLC, 6 Year Term Loan	6.500%	5/4/18	1,188,000	1,208,419
Metals USA Inc., Term Loan	6.250%	11/15/19	997,500	1,003,734
SunCoke Energy Inc., Term Loan B	4.000%	7/16/18	343,814	345,533
U.S. Coatings Acquisition Inc., Term Loan	4.750%	2/3/20	800,000	811,546
Univar Inc., Term Loan B	5.000%	6/30/17	1,492,373	1,509,029
Walter Energy Inc., Term Loan B	5.750%	4/2/18	620,530	625,029
Total Basic Industry				9,147,189
Capital Goods — 8.0%
ADS Waste Holdings Inc., New Term Loan B	4.250%	10/9/19	1,396,500	1,413,782
BakerCorp International Inc., New Term Loan	4.250%	2/14/20	1,070,000	1,077,134
Belfor USA Group Inc., Term Loan B	4.500%	4/7/17	1,746,295	1,755,027
Progressive Waste Solutions Ltd., Term Loan B	3.500%	10/24/19	997,500	1,012,775
Reynolds Group Holdings Inc., New Dollar Term Loan	4.750%	9/28/18	1,383,467	1,405,206
TricorBraun Inc., New Term Loan B	5.500 - 6.500%	5/3/18	547,250	555,003
Waste Industries U.S.A. Inc., Term Loan B	4.000%	3/17/17	1,573,664	1,579,565
WP CPP Holdings LLC, First Lien Term Loan	4.750 - 6.000%	12/27/19	738,898	740,745
WP CPP Holdings LLC, Second Lien Term Loan	10.500%	6/29/20	750,000	776,250
Total Capital Goods				10,315,487
Communications — 16.6%
Alaska Communications Systems Holdings Inc., USD Term Loan B	5.500%	10/21/16	1,616,023	1,586,397
Ancestry.com Inc., Term Loan	7.000%	12/28/18	897,750	902,613
Cricket Communications Inc., Term Loan C	—	2/21/20	1,300,000	1,309,953	(b)
Crown Castle International Corp., Term Loan B	4.000%	1/31/19	992,462	1,005,364
Entercom Radio LLC, Term Loan B	5.000 - 6.000%	11/23/18	710,072	725,161
Getty Images Inc., Term Loan B	4.750%	10/18/19	1,496,250	1,520,697
Intelsat Jackson Holdings Ltd., Term Loan B1	4.500%	4/2/18	1,475,078	1,499,970
Kabel Deutschland GMBH, Term Loan F	3.500%	2/1/19	1,000,000	1,006,339
Lamar Media Corp., Term Loan B	4.000%	12/30/16	64,860	65,374
McGraw-Hill Global Education Holdings LLC, Term Loan	—	3/22/19	1,250,000	1,212,500	(b)

See Notes to Financial Statements.

2	LMP Corporate Loan Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2013

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Communications — continued
MetroPCS Wireless Inc., Tranche B2	4.071%	11/3/16	$1,704,157	$ 1,712,976
NEP Supershooters LP, New Term Loan	4.750%	1/18/20	1,007,475	1,018,809
Nine Entertainmant Group Ltd., Term Loan B	3.500%	1/17/20	750,000	753,164
NTELOS Inc., New Term Loan B	5.750%	11/8/19	1,542,250	1,516,545
Southern Graphics Inc., Term Loan	5.000%	10/17/19	1,398,400	1,409,762
Telesat LLC, Term Loan B	5.500%	3/28/19	1,348,102	1,360,732
Univision Communications Inc., Extended Term Loan	4.454%	3/31/17	542,668	546,099
Village Roadshow Films (BVI) Ltd., Term Loan B	4.750%	11/21/17	180,000	182,250
Virgin Media Investment Holdings Ltd., Term Loan	—	2/17/20	1,200,000	1,195,500	(b)
Weather Channel, REFI Term Loan B	3.500%	2/13/17	749,257	760,652
Windstream Corp., Term Loan B4	3.500%	1/23/20	299,250	302,617
Total Communications				21,593,474
Consumer Cyclical — 23.1%
99 Cents Only Stores, Term Loan	5.250%	1/11/19	690,562	700,705
Advantage Sales & Marketing Inc., New First Lien Term Loan	—	12/18/17	950,735	965,392	(b)
Ameristar Casinos Inc., Term Loan B	4.000%	4/16/18	1,107,662	1,118,219
Aramark Corp., Term Loan D	4.000%	9/9/19	730,000	738,796
Autoparts Holdings Ltd., First Lien Term Loan	6.500%	7/28/17	195,945	198,803
Autoparts Holdings Ltd., Second Lien Term Loan	10.500%	1/29/18	896,952	914,891
Burger King Corp., New Term Loan B	3.750%	9/27/19	1,944,247	1,973,201
Caesars Entertainment Operating Co., Extended Term Loan B6	5.454%	1/26/18	1,500,000	1,393,500
Caesars Entertainment Operating Co., Term Loan B3	3.204 - 3.311%	1/28/15	9,487	9,479
Cannery Casino Resorts LLC, New Second Lien Term Loan	10.000%	10/2/19	500,000	486,250
Cannery Casino Resorts LLC, New Term Loan B	6.000%	10/2/18	248,750	253,647
CCM Merger Inc., New Term Loan B	6.000%	3/1/17	498,608	504,062
CKX Inc., Term Loan B	9.000%	6/21/17	300,000	264,750
Container Store Inc., New Term Loan B	6.250%	4/5/19	1,361,250	1,376,564
Crossmark Holdings Inc., New Term Loan	4.500%	1/31/20	520,000	521,463
Dunkin Brands Inc., Term Loan B3	2.750 - 5.000%	2/14/20	963,839	976,489
Equinox Holdings Inc., First Lien Term Loan	—	3/24/17	1,000,000	1,018,125	(b)
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	1,000,000	973,500
Jacobs Entertainment Inc., First Lien Term Loan	6.250%	9/19/18	847,875	856,354
Laureate Education Inc., Extended Term Loan	5.250%	6/18/18	398,986	403,637
Live Nation Entertainment Inc., Term Loan B	4.500%	11/7/16	992,347	1,001,435
MGM Resorts International, Term Loan B	4.250%	12/20/19	997,500	1,015,491

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2013 Semi-Annual Report	3

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Consumer Cyclical — continued
Michaels Stores Inc., New Term Loan	3.750%	1/28/20	$1,090,000	$ 1,103,166
Milk Specialties Co., New Term Loan B	7.000%	11/7/18	525,000	531,563
Monitronics International Inc., Term Loan B	—	3/23/18	1,000,000	1,007,344	(b)
Neiman Marcus Group Inc., Extended Term Loan	4.000%	5/16/18	1,570,000	1,587,074
Peninsula Gaming LLC, Term Loan	5.750%	11/20/17	932,663	950,733
Peppermill Casinos Inc., Term Loan B	7.250%	10/17/19	997,500	1,021,814
Petco Animal Supplies Inc., New Term Loan	4.000%	11/24/17	1,000,000	1,013,929
Pilot Travel Centers LLC, Term Loan B2	4.250%	8/7/19	995,000	1,007,282
Pinnacle Entertainment Inc., Series A Incremental Term Loan	4.000%	3/19/19	990,000	998,662
Regent Seven Seas Cruises Inc., REFI Term Loan B	4.750%	12/21/18	340,000	345,100
Regent Seven Seas Cruises Inc., Term Loan B	6.250%	12/21/18	660,000	666,600
Schaeffler AG, USD Term Loan C	4.250%	1/27/17	880,000	891,000
Smart & Final Stores LLC, New First Lien Term Loan	5.750%	11/5/19	523,688	531,216
Station Casinos Inc., New Term Loan B	5.000%	2/13/20	650,000	658,125
Total Consumer Cyclical				29,978,361
Consumer Non-Cyclical — 40.3%
ACCO Brands Corp., New Term Loan B	—	4/30/19	1,000,000	1,014,375	(b)
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	1,160,000	1,203,500
AMN Healthcare Inc., New Term Loan B	5.750%	4/5/18	598,575	600,071
Aptalis Pharma Inc., Term Loan B	5.500%	2/10/17	971,428	981,142
Bass Pro Group LLC, New Term Loan	4.000 - 5.250%	11/20/19	1,496,250	1,513,707
Bausch & Lomb Inc., Term Loan B	5.250%	5/17/19	1,246,859	1,260,325
Biomet Inc., Extended Term Loan B	3.954 - 4.197%	7/25/17	1,808,482	1,829,245
Capsugel Holdings U.S. Inc., New Term Loan B	4.750%	8/1/18	1,184,888	1,206,117
Catalent Pharma Solutions Inc., Dollar Term Loan B2	4.250%	9/15/17	198,004	200,149
Catalent Pharma Solutions Inc., Extended Term Loan B	3.704%	9/15/16	678,140	683,649
CNO Financial Group Inc., Term Loan B2	5.000%	9/20/18	955,766	971,894
CRC Health Corp., Term Loan B3	8.500%	11/16/15	1,000,000	1,005,000
Del Monte Foods Co., Term Loan	4.000%	3/8/18	1,054,868	1,065,307
DJO Finance LLC, Extended Term Loan B2	5.204%	11/1/16	542,159	549,749
DJO Finance LLC, Term Loan B3	5.000%	9/15/17	492,765	500,896
Emergency Medical Services Corp., Term Loan	4.000%	5/25/18	1,214,865	1,231,569
General Nutrition Centers Inc., New Term Loan	3.750%	3/2/18	1,125,200	1,136,452
Grifols Inc., New Term Loan B	4.250%	6/1/17	1,835,698	1,857,169

See Notes to Financial Statements.

4	LMP Corporate Loan Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2013

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Consumer Non-Cyclical — continued
H.J. Heinz Co., Term Loan B2	—	3/27/20	$ 570,000	$ 575,166	(b)
HCA Inc., Extended Term Loan B3	3.454%	5/1/18	2,231,309	2,252,683
Healogics Inc., First Lien Term Loan	5.250%	2/5/19	149,625	151,682
Healogics Inc., Second Lien Term Loan	—	2/5/20	500,000	515,625	(b)
Hostess Brands Inc., Term Loan	—	3/6/20	350,000	357,875	(b)
Kalispel Tribal Economic Authority, Term Loan B	7.500%	2/24/17	725,065	734,128
Kik Custom Products Inc., Second Lien Term Loan	5.204%	11/28/14	1,583,334	1,390,695
Language Line LLC, New Term Loan B	6.250%	6/20/16	1,266,546	1,260,742
Michael Foods Group Inc., Term Loan	4.250%	2/23/18	1,780,794	1,810,845
Onex Carestream Finance LP, Term Loan B	5.000%	2/25/17	2,301,509	2,315,072
Par Pharmaceutical Cos. Inc., REFI Term Loan B	4.250%	9/30/19	1,995,000	2,001,546
Party City Holdings Inc., REFI Term Loan B	4.250%	7/29/19	1,355,423	1,372,648
Pharmaceutical Product Development Inc., New Term Loan B	4.250%	12/5/18	857,850	869,914
QS0001 Corp., First Lien Term Loan	5.000%	11/9/18	1,221,938	1,241,794
Quintiles Transnational Corp., New Term Loan B	4.500%	6/8/18	1,266,450	1,285,975
Regionalcare Hospital Partners Inc., REFI Term Loan	7.000%	11/4/18	1,200,000	1,219,500
Regionalcare Hospital Partners Inc., Term Loan B	—	11/2/18	500,000	503,438	(b)
Select Medical Corp., New Term Loan B	5.500%	6/1/18	1,249,801	1,262,292
ServiceMaster Co., New Term Loan	4.250%	4/1/17	997,500	1,008,099
Sheridan Holdings Inc., New Second Lien Term Loan	9.000%	7/1/19	1,000,000	1,021,250
Spectrum Brands Inc., New Term Loan	4.500%	12/17/19	997,500	1,011,319
Sun Products Corp., Second Lien Term Loan	—	10/26/14	360,000	355,500	(b)
Supervalu Inc., New Term Loan B	—	3/21/19	700,000	713,187	(b)
Tempur-Pedic International Inc., New Term Loan B	—	12/12/19	1,000,000	1,015,268	(b)
Universal Health Services Inc., New Term Loan B	3.750%	11/15/16	862,447	871,431
Valeant Pharmaceuticals International Inc., Series D Tranche B	3.500%	2/13/19	1,194,000	1,209,850
Vanguard Health Holding Co. II LLC, REFI Term Loan B	3.750%	1/29/16	120,000	121,650
Vanguard Health Holding Co. II LLC, Term Loan B	5.000%	1/29/16	375,274	379,808
Visant Holding Corp., Term Loan B	5.250%	12/22/16	989,587	962,168
Warner Chilcott Co. LLC, New Term Loan B2	4.250%	3/15/18	239,014	242,599
Warner Chilcott Corp., Incremental Term Loan B1	4.250%	3/15/18	293,621	298,025
Warner Chilcott Corp., New Term Loan B1	4.250%	3/15/18	674,515	684,632
WC Luxco S.a.r.l., New Term Loan B3	4.250%	3/15/18	531,525	539,498
Wilton Brands LLC, Term Loan	7.500%	8/30/18	975,000	992,063
Wolverine Worldwide Inc., Term Loan B	4.000 - 5.250%	7/31/19	854,821	865,507
Total Consumer Non-Cyclical				52,223,790

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2013 Semi-Annual Report	5

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Electric — 4.5%
Astoria Generating Co. Acquisitions LLC, New Term Loan	8.500%	10/26/17	$1,000,000	$1,035,000
Dynegy Power LLC, GasCo Term Loan	—	8/4/16	1,500,000	1,566,562	(b)
Star West Generation LLC, New Term Loan B	5.000%	3/13/20	1,070,000	1,086,385
Topaz Power Holdings LLC, Term Loan	5.250%	2/26/20	999,325	1,019,312
TPF Generation Holdings LLC, Second Lien Term Loan C	4.454%	12/15/14	678,962	679,246
Windsor Financing LLC, Term Loan B	6.250%	12/5/17	457,865	471,601
Total Electric				5,858,106
Energy — 2.6%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	1,000,000	952,917
Gibson Energy ULC, New Term Loan B	4.750%	6/15/18	1,211,473	1,229,645
Samson Investment Co., Second Lien Term Loan	6.000%	9/25/18	1,000,000	1,014,500
Tesoro Corp., Term Loan B	—	1/30/16	160,000	162,200	(b)
Total Energy				3,359,262
Financial Other — 5.6%
AlixPartners LLP, Second Lien Term Loan	10.750%	12/27/19	1,500,000	1,537,500
Cunningham Lindsey U.S. Inc., First Lien Term Loan	5.000%	12/10/19	1,102,238	1,124,282
Cunningham Lindsey U.S. Inc., Second Lien Term Loan	9.250%	6/10/20	1,000,000	1,031,250
Flying Fortress Inc., First Lien Term Loan	5.000%	6/30/17	715,000	719,469
Vantiv LLC, Term Loan B	3.750%	3/27/19	827,530	831,927
Wall Street Systems Inc., New Second Lien Term Loan	9.250%	4/24/20	2,000,000	2,040,000
Total Financial Other				7,284,428
Industrial Other — 4.9%
JMC Steel Group Inc., Term Loan	4.750%	4/3/17	1,591,488	1,608,379
Mirror Bidco Ltd., Term Loan B	—	12/18/19	1,745,625	1,763,444	(b)
Rexnord LLC, REFI Term Loan B	4.500%	4/2/18	1,756,946	1,778,168
Silver II U.S. Holdings LLC, Term Loan	4.000%	12/5/19	1,197,000	1,206,511
Total Industrial Other				6,356,502
Insurance — 0.9%
Multiplan Inc., Term Loan B	4.750%	8/26/17	1,174,369	1,180,058
Natural Gas — 1.4%
Energy Transfer Equity LP, New Term Loan B	3.750%	3/24/17	1,812,406	1,824,489
Technology — 15.8%
Attachmate Corp., New First Lien Term Loan	7.250 - 8.000%	11/22/17	641,750	649,371
CDW LLC, Non-Extended Term Loan	3.703%	10/10/14	1,235,454	1,245,161
CompuCom Systems Inc., New Lien Term Loan	6.500%	10/4/18	997,500	1,010,800

See Notes to Financial Statements.

6	LMP Corporate Loan Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2013

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Technology — continued
CompuCom Systems Inc., Second Lien Term Loan	10.250%	10/4/19	$ 750,000	$ 768,750
Dealer Computer Services Inc., New Term Loan B	3.750%	4/20/18	716,412	722,452
Eagle Parent Inc., New Term Loan	4.500%	5/16/18	1,041,470	1,055,790
Expert Global Solutions Inc., Term Loan B	8.000%	4/3/18	888,038	896,918
First Data Corp., Extended Term Loan B	4.204%	3/23/18	1,250,000	1,248,281
Freescale Semiconductor Inc., Term Loan B4	—	3/2/20	120,000	120,938	(b)
InfoGroup Inc., New Term Loan	5.750%	5/25/18	1,046,986	956,683
Infor (U.S.) Inc., Term Loan B2	5.250%	4/5/18	1,340,389	1,365,243
Intralinks Inc., Term Loan	5.750%	6/15/14	599,263	600,761
Kronos Inc., First Lien Term Loan	5.500%	10/25/19	997,500	1,009,813
Magic Newco LLC, First Lien Term Loan	7.250%	12/12/18	900,475	916,796
NXP B.V., Term Loan C	4.750%	1/11/20	498,750	510,803
SS&C Technologies Inc., Term Loan B-1	5.000%	6/7/19	717,799	726,771
SS&C Technologies Inc., Term Loan B-2	5.000%	6/7/19	74,255	75,462
SumTotal Systems Inc., First Lien Term Loan	6.250 - 7.250%	11/16/18	700,000	710,500
SunGard Data Systems Inc., Term Loan D	4.500%	1/31/20	1,000,000	1,013,744
Syniverse Holdings Inc., Term Loan	5.000%	4/23/19	1,215,813	1,225,312
US FT Holdco Inc., Term Loan B	5.750%	11/30/17	994,795	1,008,473
Vertafore Inc., Second Lien Term Loan	9.750%	10/27/17	800,000	824,000
Vertafore Inc., Term Loan	5.250%	7/29/16	1,808,395	1,827,609
Total Technology				20,490,431
Transportation — 2.0%
AWAS Finance Luxembourg 2012 SA, New Term Loan	4.750%	7/16/18	746,287	753,750
Commercial Barge Line Co., First Lien Term Loan	7.500%	9/23/19	930,000	932,325
Commercial Barge Line Co., Second Lien Term Loan	10.750%	2/27/20	540,000	533,250
United Airlines Inc., Term Loan B	—	2/3/14	310,000	313,778	(b)
Total Transportation				2,533,103
Total Collateralized Senior Loans (Cost — $168,772,053)				172,144,680
Corporate Bonds & Notes — 5.8%
Consumer Discretionary — 1.8%
Media — 1.8%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	500,000	551,250
Lynx I Corp., Senior Secured Notes	5.375%	4/15/21	670,000	700,150	(c)
National CineMedia LLC, Senior Notes	7.875%	7/15/21	1,000,000	1,118,750
Total Consumer Discretionary				2,370,150

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2013 Semi-Annual Report	7

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Energy — 0.6%
Oil, Gas & Consumable Fuels — 0.6%
Stallion Oilfield Holdings Ltd., Senior Secured Notes	10.500%	2/15/15	$ 684,000	$ 725,040
Health Care — 0.4%
Pharmaceuticals — 0.4%
Catalent Pharma Solutions Inc., Senior Notes	9.500%	4/15/15	465,720	465,720
Industrials — 0.9%
Machinery — 0.9%
Briggs & Stratton Corp.	6.875%	12/15/20	1,050,000	1,181,250
Materials — 0.4%
Chemicals — 0.2%
Omnova Solutions Inc., Senior Notes	7.875%	11/1/18	188,000	201,160
Metals & Mining — 0.2%
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	270,000	276,075	(b)
Total Materials				477,235
Telecommunication Services — 0.4%
Diversified Telecommunication Services — 0.4%
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	500,000	551,250
Utilities — 1.3%
Independent Power Producers & Energy Traders — 1.3%
NRG Energy Inc., Senior Notes	7.625%	1/15/18	1,500,000	1,713,750
Total Corporate Bonds & Notes (Cost — $6,830,019)				7,484,395

	Shares
Common Stocks — 1.1%
Consumer Discretionary — 0.1%
Automobiles — 0.1%
Mark IV LLC — Class A Shares	4,912	157,184	*
Energy — 1.0%
Oil, Gas & Consumable Fuels — 1.0%
SemGroup Corp., Class A Shares	24,938	1,289,793	*
Total Common Stocks (Cost — $687,306)		1,446,977
Total Investments before Short-Term Investments (Cost — $176,289,378)		181,076,052

See Notes to Financial Statements.

8	LMP Corporate Loan Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2013

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 17.4%
Repurchase Agreements — 17.4%
Barclays Capital Inc. repurchase agreement dated 3/28/13; Proceeds at maturity — $12,548,153; (Fully collateralized by U.S. government obligations, 1.000% due 8/31/16; Market Value — $12,798,960)	0.110%	4/1/13	$12,548,000	$ 12,548,000
Credit Suisse First Boston Inc. repurchase agreement dated 3/28/13; Proceeds at maturity — $7,452,108; (Fully collateralized by U.S. government obligations, 3.125% due 2/15/42; Market Value — $7,725,043)	0.130%	4/1/13	7,452,000	7,452,000
State Street Bank & Trust Co. repurchase agreement dated 3/28/13; Proceeds at maturity — $2,589,003; (Fully collateralized by U.S. government agency obligations, 1.960% due 11/7/22; Market value — $2,645,284)	0.010%	4/1/13	2,589,000	2,589,000
Total Short-Term Investments (Cost — $22,589,000)				22,589,000
Total Investments — 157.0% (Cost — $198,878,378#)				203,665,052
Auction Rate Cumulative Preferred Stock, at Liquidation Value — (27.0)%				(35,000,000)
Liabilities in Excess of Other Assets — (30.0)%				(38,929,920)
Total Net Assets — 100.0%				$129,735,132

*            Non-income producing security.

(a)     Interest rates disclosed represent the effective rates on collateralized and uncollateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(b)    All or a portion of this loan is unfunded as of March 31, 2013. The interest rate for fully unfunded term loans is to be determined.

(c)     Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#            Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule :

REFI                                                — Refinancing

Second Lien          — Subordinate Lien to First Lien

Term                                                — Term loan typically with a First Lien on specified assets

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2013 Semi-Annual Report	9

Statement of assets and liabilities

March 31, 2013 (unaudited)

Assets:
Investments, at value (Cost — $176,289,378)	$181,076,052
Repurchase agreements, at value (Cost — $22,589,000)	22,589,000
Cash	475,162
Receivable for securities sold	11,534,762
Interest receivable	905,697
Prepaid expenses	12,572
Total Assets	216,593,245

Liabilities:
Loan payable (Note 5)	30,500,000
Payable for securities purchased	21,123,431
Investment management fee payable	124,051
Interest payable	26,367
Distributions payable to auction rate cumulative preferred stockholders	3,552
Directors’ fees payable	64
Accrued expenses	80,648
Total Liabilities	51,858,113
Series A and B Auction Rate Cumulative Preferred Stock (700 shares authorized and issued at $25,000 per share for each series) (Note 7)	35,000,000
Total Net Assets	$129,735,132

Net Assets:
Par value ($0.001 par value; 9,932,514 shares issued and outstanding; 50,000,000 common shares authorized)	$ 9,933
Paid-in capital in excess of par value	141,851,483
Undistributed net investment income	2,725,859
Accumulated net realized loss on investments	(19,638,817)
Net unrealized appreciation on investments	4,786,674
Total Net Assets	$129,735,132

Shares Outstanding	9,932,514

Net Asset Value	$13.06

See Notes to Financial Statements.

10	LMP Corporate Loan Fund Inc. 2013 Semi-Annual Report

Statement of operations

For the Six Months Ended March 31, 2013 (unaudited)

Investment Income:
Interest	$5,158,909

Expenses:
Investment management fee (Note 2)	772,877
Interest expense (Note 5)	172,761
Excise tax (Note 1)	120,723
Audit and tax	62,198
Legal fees	26,671
Shareholder reports	16,670
Transfer agent fees	14,864
Stock exchange listing fees	10,609
Directors’ fees	10,371
Rating agency fees	9,973
Commitment fees (Note 5)	9,859
Auction participation fees (Note 7)	8,827
Auction agent fees	8,785
Fund accounting fees	6,232
Custody fees	4,517
Insurance	1,912
Miscellaneous expenses	9,171
Total Expenses	1,267,020
Less: Fee waivers and/or expense reimbursements (Note 2)	(32,189)
Net Expenses	1,234,831
Net Investment Income	3,924,078

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain From Investments Transactions	1,633,101
Change in Net Unrealized Appreciation (Depreciation) From Investments	1,514,391
Net Gain on Investments	3,147,492
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Notes 1 and 7)	(30,217)
Increase in Net Assets From Operations	$ 7,041,353

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2013 Semi-Annual Report	11

Statements of changes in net assets

For the six months ended March 31, 2013 (unaudited) and the year ended September 30, 2012	2013	2012

Operations:
Net investment income	$ 3,924,078	$ 8,443,623
Net realized gain	1,633,101	79,706
Change in net unrealized appreciation (depreciation)	1,514,391	9,955,227
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(30,217)	(59,104)
Increase in Net Assets From Operations	7,041,353	18,419,452

Distributions to Shareholders From (Note 1):
Net investment income	(4,318,046)	(7,850,476)
Decrease in Net Assets From Distributions to Shareholders	(4,318,046)	(7,850,476)

Fund Share Transactions:
Proceeds from shares issued on reinvestment distributions (10,441 and 3,768 shares issued, respectively)	135,135	47,951
Increase in Net Assets From Fund Share Transactions	135,135	47,951
Increase in Net Assets	2,858,442	10,616,927

Net Assets:
Beginning of period	126,876,690	116,259,763
End of period*	$129,735,132	$126,876,690
* Includes undistributed net investment income of:	$2,725,859	$3,150,044

See Notes to Financial Statements.

12	LMP Corporate Loan Fund Inc. 2013 Semi-Annual Report

Statement of cash flows

For the Six Months Ended March 31, 2013 (unaudited)

Increase (Decrease) in Cash: Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$7,071,570
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(110,907,981)
Proceeds from sales of purchased securities	129,911,061
Net purchases, sales and maturities of short-term investments	(11,562,370)
Net amortization of premium (accretion of discount)	(30,046)
Decrease in receivable for securities sold	711,598
Decrease in interest receivable	215,836
Decrease in prepaid expenses	20,280
Decrease in receivable from principal paydown	1,768,298
Decrease in payable for securities purchased	(9,819,697)
Decrease in investment management fee payable	(1,778)
Decrease in Directors’ fees payable	(80)
Decrease in interest payable	(1,912)
Decrease in accrued expenses	(32,874)
Net realized gain on investments	(1,633,101)
Change in unrealized appreciation of investments	(1,514,391)
Net Cash Provided by Operating Activities*	4,194,413

Cash Flows From Financing Activities:
Distributions paid on common stock	(4,182,911)
Distributions paid on auction rate cumulative preferred stock	(33,558)
Net Cash Used in Financing Activities	(4,216,469)
Net Decrease in Cash	(22,056)
Cash at Beginning of Period	497,218
Cash at End of Period	$475,162

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$135,135

*  Included in operating expenses is cash of $174,673 paid for interest on borrowings.

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2013 Semi-Annual Report	13

Financial highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

	2013[1,2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$12.79	$11.72	$11.97	$11.23	$11.11	$13.48

Income (loss) from operations:
Net investment income	0.40	0.85	0.80	0.59	0.61	1.16
Net realized and unrealized gain (loss)	0.31	1.02	(0.37)	0.69	0.11	(2.31)
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(0.00) [3]	(0.01)	(0.01)	(0.01)	(0.04)	(0.38)
Total income (loss) from operations	0.71	1.86	0.42	1.27	0.68	(1.53)

Less distributions from:
Net investment income	(0.44)	(0.79)	(0.67)	(0.53)	(0.56)	(0.84)
Total distributions	(0.44)	(0.79)	(0.67)	(0.53)	(0.56)	(0.84)

Net asset value, end of period	$13.06	$12.79	$11.72	$11.97	$11.23	$11.11

Market price, end of period	$13.94	$13.41	$10.69	$11.14	$9.72	$8.15
Total return, based on NAV[4,5]	5.60%	16.46%	3.54%	11.92%	9.15%	(11.07)%
Total return, based on Market Price[6]	7.50%	34.03%	1.48%	20.34%	28.79%	(30.48)%

Net assets, end of period (millions)	$130	$127	$116	$119	$111	$110

Ratios to average net assets:[7]
Gross expenses	1.98%[8]	1.88%	1.92%	2.03%	2.92%	2.13%
Net expenses[9]	1.93 [8,10]	1.88	1.92	2.03	2.92	2.12
Net investment income	6.14 [8]	6.86	6.39	5.17	6.73	9.33

Portfolio turnover rate	59%	68%	98%	61%	27%	29%

Auction Rate Cumulative Preferred Stock:
Total Amount Outstanding (000s)	$35,000	$35,000	$35,000	$35,000	$35,000	$35,000
Asset Coverage Per Share	74,517	73,426	69,374	74,029	70,986	57,378
Involuntary Liquidating Preference Per Share (000s)[11]	25,000	25,000	25,000	25,000	25,000	25,000

Supplemental Data:
Loans Outstanding, End of Period (000s)	$30,500	$30,500	$30,500	$25,500	$25,500	$50,000
Asset Coverage for Loan Outstanding	640%	631%	596%	703%	673%	390%
Weighted Average Loan (000s)	$30,500	$30,500	$28,336	$25,500	$31,287	$6,172
Weighted Average Interest Rate on Loans	1.14%	1.18%	1.31%	1.61%	1.98%	4.67%

1              For the six months ended March 31, 2013 (unaudited).

2              Per share amounts have been calculated using the average shares method.

3              Amount represents less than $0.005 per share.

See Notes to Financial Statements.

14	LMP Corporate Loan Fund Inc. 2013 Semi-Annual Report

Financial highlights (cont’d)

4              Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5              The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6              The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

7       Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.

8              Annualized.

9              The impact of compensating balance arrangements, if any, was less than 0.01%.

10         Reflects fee waivers and/or expense reimbursements.

11         Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2013 Semi-Annual Report	15

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

LMP Corporate Loan Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other

16	LMP Corporate Loan Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•             Level 1 — quoted prices in active markets for identical investments

•             Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•             Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

LMP Corporate Loan Fund Inc. 2013 Semi-Annual Report	17

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Collateralized senior loans	—	$172,144,680	—	$172,144,680
Corporate bonds & notes	—	7,484,395	—	7,484,395
Common stocks:
Consumer discretionary	—	157,184	—	157,184
Energy	$1,289,793	—	—	1,289,793
Total long-term investments	$1,289,793	$179,786,259	—	$181,076,052
Short-term investments†		22,589,000	—	22,589,000
Total investments	$1,289,793	$202,375,259	—	$203,665,052

†  See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the credit agreement is executed. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain fees received from issuers of the underlying loans, such as consent, amendment and upfront fees

18	LMP Corporate Loan Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(collectively, “consent fees”) are generally recorded as a basis adjustment to the cost of loans held and accreted over the life of the loan. The cost of investments sold is determined by use of the specific identification method.

(d) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the holders of the Auction Rate Cumulative Preferred Stock (“ARCPS”) shall be entitled to receive dividends in accordance with an auction that will normally be held every 28 days and out of the monies legally available to shareholders.

(e) Net asset value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the ARCPS.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(h) Senior loans. Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions (“Lenders”) represented in each case by one or more such Lenders acting as agent of the Lenders. On behalf of the Lenders, the agent will be primarily responsible for negotiating the loan agreement that establishes the relative terms and conditions of the Senior Loan and rights of the borrower and the Lenders. Also, an agent typically administers the terms of the loan agreement and is responsible for the monitoring of collateral and collection of principal and interest and fee payments from the borrower and the apportionment of these payments to the credit of all investors which are parties to the loan agreement. The Fund may act as one of the group of Lenders in a Senior Loan, and purchase assignments and participations in Senior Loans from

LMP Corporate Loan Fund Inc. 2013 Semi-Annual Report	19

third parties. Senior Loans are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $120,723 of Federal excise taxes attributable to calendar year 2012 in March 2013.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

LMPFA is the Fund’s investment manager and prior to December 1, 2012, Citigroup Alternative Investments, LLC (“CAI”) was the Fund’s subadviser. Effective December 1, 2012, LMPFA assumed responsibility for the day-to-day management of the Fund’s portfolio, as well as continuing to provide administrative and certain oversight services to the Fund. Following LMPFA’s assumption of the day-to-day management of the Fund’s portfolio, the Fund no longer has a subadviser. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”) and CAI is a wholly-owned subsidiary of Citigroup, Inc. (“Citigroup”).

20	LMP Corporate Loan Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets plus assets attributable to the liquidation value of the Fund’s outstanding ARCPS plus proceeds of any outstanding borrowings used for leverage.

Prior to December 1, 2012, LMPFA had delegated to CAI the day-to-day portfolio management of the Fund. For its services, LMPFA paid CAI a fee of 0.50% of the Fund’s average daily net assets plus assets attributable to the liquidation value of the Fund’s outstanding ARCPS plus proceeds of any outstanding borrowings used for leverage. These fees were calculated daily and paid monthly.

Effective December 1, 2012, upon assumption of responsibility for the day-to-day management of the Fund’s portfolio, LMPFA agreed to a waiver in the amount of 0.05% of the investment advisory fee that is paid to it by the Fund. The waiver will extend through November 30, 2014.

During periods in which the Fund utilizes financial leverage, the fees which are payable to the investment manager as a percentage of the Fund’s net assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

During the six months end March 31, 2013, fees waived and/or expenses reimbursed amounted to $32,189.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended March 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$110,907,981
Sales	129,911,061

At March 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$4,916,780
Gross unrealized depreciation	(130,106)
Net unrealized appreciation	$4,786,674

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

LMP Corporate Loan Fund Inc. 2013 Semi-Annual Report	21

During the six months ended March 31, 2013, the Fund did not invest in any derivative instruments.

5. Line of credit

The Fund has a revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $50 million. Unless renewed, this agreement terminates on December 11, 2013. Effective December 15, 2010, the Fund pays a quarterly facility fee at an annual rate of 0.10% on the unutilized portion of the facility. The interest on the loan is calculated at a variable rate based on LIBOR, Fed Funds or Prime Rates plus any applicable margin. Interest expense related to the loan for the six months ended March 31, 2013 was $172,761. For the six months ended March 31, 2013, the Fund incurred commitment fees of $9,859. For the six months ended March 31, 2013, the Fund had an average daily loan balance outstanding of $30.5 million and the weighted average interest rate was 1.14%. At March 31, 2013, the Fund had $30.5 million of borrowings outstanding per this credit agreement.

6. Distributions subsequent to March 31, 2013

On February 14, 2013, the Fund’s Board of Directors (the “Board”) declared three distributions, each in the amount of $0.0725 per share, payable on March 22, 2013, April 26, 2013 and May 31, 2013 to common stock shareholders of record on March 15, 2013, April 19, 2013 and May 24, 2013, respectively. The April and May record date distributions were made subsequent to the period end of this report.

On May 17, 2013, the Board declared a distribution in the amount of $0.0725 per share, payable on June 28, 2013 to common stock shareholders of record on June 21, 2013.

7. Auction rate cumulative preferred stock

As of March 31, 2013, the Fund has 1,400 outstanding shares of ARCPS (combining both Series “A” and “B”). The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period will typically be 28 days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. Due to failed auctions experienced by the Fund’s ARCPS starting on February 27, 2008, the Fund paid the applicable maximum rate which was calculated as 150% of the prevailing 30-day “AA” Financial Composite Commercial Paper Rate. The Fund may pay higher maximum rates if the rating of the Fund’s ARCPS were to be lowered by the rating agencies. The dividend rates ranged from 0.075% to 0.257% during the six months ended March 31, 2013. At March 31, 2013, the dividend rates in effect were as follows:

	Series A	Series B
Dividend rates	0.090%	0.182%

22	LMP Corporate Loan Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The ARCPS are redeemable under certain conditions by the Fund at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends. The ARCPS are otherwise not redeemable by holders of the shares.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these asset coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”), an indirect wholly-owned subsidiary of Citigroup, currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. However, on August 12, 2009, CGM reduced its participation fee to an annual rate of 0.05% of the purchase price of the ARCPS, in the case of a failed auction. For the six months ended March 31, 2013, CGM earned $8,827 as a participating broker/dealer.

8. Capital loss carryforward

As of September 30, 2012, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
9/30/2013	$ (75,268)
9/30/2014	(106,488)
9/30/2015	(42,357)
9/30/2016	(909,268)
9/30/2017	(6,912,033)
9/30/2018	(12,566,104)
$(20,611,518)

These amounts will be available to offset any future taxable capital gains.

LMP Corporate Loan Fund Inc.	23

Commodity exchange act regulation exclusion (unaudited)

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Fund under the CEA. As a result, effective December 31, 2012, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) (collectively, “commodity interests”) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

24	LMP Corporate Loan Fund Inc.

Board approval of management agreement (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of LMP Corporate Loan Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 7 and 8, 2012, the Board, including the Independent Directors, considered and approved the continuation of the Management Agreement for an additional one-year term. To assist in its consideration of the renewal of the Management Agreement, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager, as well as the management arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager to the Board at the Contract Renewal Meeting in connection with its evaluation of the Management Agreement encompassed the Fund and the other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the services rendered by the Manager and others to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager.

Effective December 1, 2012, the Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement. The discussion below covers both the advisory and administrative functions being rendered by the Manager, or, in the case of investment advisory services, to be rendered by the Manager, each such function being encompassed by the Management Agreement.

Board approval of management agreement

In its deliberations regarding renewal of the Management Agreement, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided, or to be provided, to the Fund by the Manager under the Management Agreement during the past

LMP Corporate Loan Fund Inc.	25

year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager and its affiliates and the financial resources available to the corporate parent of the Manager, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager, at the time of the Contract Renewal Meeting, did not provide day-to-day portfolio management services to the Fund but rather delegated such responsibilities to Citigroup Alternative Investments LLC (“CAI”), an indirect wholly owned subsidiary of Citigroup, Inc. (“Citigroup”) pursuant to a separate sub-advisory agreement (the “CAI Sub-Advisory Agreement”) with the Manager. The CAI Sub-Advisory Agreement provided for its expiration on November 30, 2012 in the absence of approval of its continuation by the Board.

At a meeting of the Board held in person on May 20, 2012 (the “May Meeting”), CAI reported to the Board on a reorganization (the “Reorganization”) pursuant to which CAI ultimately would become independent of Citigroup. At an in-person meeting held on August 8 and 9, 2012 (the “August Meeting”), the Manager discussed the Reorganization with the Board and noted that the Reorganization upon completion would automatically cause a termination of the CAI Sub-Advisory Agreement by its terms and as required by the 1940 Act. The Manager then discussed options available to the Fund to address the expected termination of the CAI Sub-Advisory Agreement, including (i) appointment of CAI or a new sub-adviser with shareholder approval of a new sub-advisory agreement and (ii) the Manager’s assumption of responsibility for day-to-day management of the Fund’s investment portfolio (the “Assumption”). In discussing these options, the Manager noted, among other things, that the impact of the Reorganization upon CAI’s subsequent activities in respect of the Fund was uncertain. The Manager also advised the Board that the Assumption would be within the Manager’s discretionary authority under the Management Agreement and would not require Board or shareholder approval. At the

26	LMP Corporate Loan Fund Inc.

Board approval of management agreement (unaudited) (cont’d)

August Meeting, the Manager made a presentation to the Board regarding its qualifications to conduct the Fund’s investment program. The Board, among other things, noted that the Manager had no direct experience in the management of mutual funds with investment objectives and strategies comparable to those of the Fund. In response, the Manager expressed its belief that it would be well suited to provide the Fund’s investment program. The Manager’s portfolio management team would include senior portfolio managers with substantial experience and success in bank loan assets as part of broader investment strategies for other client accounts. In addition, the Manager discussed the nature, scope and quality of resources that would be available to support the Manager’s portfolio management team for the Fund. The Board noted further that, because fees under the CAI Sub-Advisory Agreement were paid by the Manager, termination of the CAI Sub-Advisory Agreement would increase the Manager’s profitability from its relationship with the Fund. A decision regarding the Fund’s investment advisory arrangements following the Reorganization was deferred pending further Board discussion at the Contract Renewal Meeting.

At the Contract Renewal Meeting, the Manager informed the Board of its intention to proceed with the Assumption and that, beginning on December 1, 2012 (the “Assumption Date”), the Fund would be managed by a portfolio team comprised of individuals who were employees of the Manager but also employees of its affiliate, Western Asset Management Company. The Manager assured the Board that the members of the Fund’s portfolio management team would perform their responsibilities solely as employees of the Manager and that the Manager was prepared and intended to manage the Fund’s investment portfolio indefinitely. The Manager reported that it had notified CAI of its intention to allow the CAI Sub-Advisory Agreement to expire on November 30, 2012 pursuant to its terms. The Manager also advised the Board that it would continue to provide management and administrative services pursuant to the Management Agreement following the Assumption. The Manager assured the Board that there would be no diminution in the nature, scope or quality of investment advisory or other services then being provided to the Fund under the Management Agreement following the Assumption. The Manager proposed a Management Fee waiver (the “Management Fee Waiver”) of 0.05% for one year, until November 30, 2014, as a result of the elimination of CAI’s fees under the CAI Sub-Advisory Agreement, which were paid by the Manager. Based upon the information and assurances provided by the Manager regarding the Assumption at the May, August and Contract Renewal Meetings and the receipt of advice from counsel to the Fund that the Assumption was permissible under the 1940 Act and did not require shareholder approval, the Board expressed its concurrence with the Assumption, to become effective on the Assumption Date.

LMP Corporate Loan Fund Inc.	27

In reaching its determinations at the Contract Renewal Meeting regarding continuation of the Management Agreement, the Board considered the present and expected responsibilities of the Manager under the Management Agreement, including the Manager’s coordination and oversight of the services provided to the Fund by others. The Board also took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased and have held their shares based in part upon the reputation and resources available to the Manager.

In evaluating the nature, extent and quality of the investment advisory and other services provided, or in the case of investment advisory services that are expected to be provided, by the Manager to the Fund pursuant to the Management Agreement, the Board inquired as to any impact on the Fund’s operations of significant changes in the senior management of the Manager and Legg Mason and other personnel providing services to the Fund during the past two years to the date of the Contract Renewal Meeting, including the resignation of Legg Mason’s Chief Executive Officer (“CEO”). At the Contract Renewal Meeting, the interim CEO and other senior representatives of Legg Mason and the Manager discussed these changes with the Board and assured the Board that such changes have not resulted, and are not expected in the future to result, in any diminution in the nature, extent or quality of services provided to the Fund and that the Board of Directors of Legg Mason had undertaken a search for a permanent CEO. In addition, the Board inquired as to published reports speculating that control of Legg Mason, the Manager or certain affiliates of Legg Mason might change. The senior representatives of Legg Mason discussed these published reports with the Board, confirming Legg Mason’s continuing commitment to its current business model and its affiliations with the Manager.

The Board concluded that, overall, the nature, extent and quality of the management, investment advisory and other services provided to the Fund under the Management Agreement have been, or, in the case of investment advisory services are expected to be, satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all non-leveraged high current yield closed-end funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager information throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks and its peer funds as selected by Lipper. The

28	LMP Corporate Loan Fund Inc.

Board approval of management agreement (unaudited) (cont’d)

Performance Universe ranged from thirty funds to nine funds for the 1-, 3-, 5- and 10-year periods ended June 30, 2012.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2012 was ranked in the first quintile of the funds in the Performance Universe for that period. While the Fund’s performance for the 3-year period ended June 30, 2012 was ranked in the fourth quintile among funds in the Performance Universe, the Fund’s performance for each of the 5- and 10-year periods ended June 30, 2012 was in the second quintile of the funds in the Performance Universe for such period. The Fund’s performance for the 3-year period ended June 30, 2012 was worse than the median performance for the Performance Universe for that period but was better than the Performance Universe median for each of the 1-, 5- and 10-year periods. In assessing the Fund’s performance, the Board noted, among other things, that the small number of funds in the Performance Universe made meaningful performance comparisons difficult. The Board also reviewed the Fund’s performance relative to its benchmarks and in absolute terms. In light of the forthcoming expiration of the CAI Sub-Advisory Agreement, however, the Board did not give significant weight to the Lipper Performance Information or other performance information presented at the Contract Renewal Meeting since the results were achieved by CAI. Rather, the Board’s decision was based upon the information presented to the Board by the Manager at the May, August and Contract Renewal Meetings, including information as to its qualifications to manage the Fund’s investment portfolio.

Based on its review of the Fund’s performance, the Board concluded that, under the circumstances, continuation of the Management Agreement for an additional one-year period would be in the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and seven other non-leveraged high current yield closed-end funds, as classified by Lipper. The eight funds

LMP Corporate Loan Fund Inc.	29

in the Expense Universe had net common share assets ranging from the Fund’s $122.4 million to $364.5 million.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed, among other things, that the contractual Management Fee was ranked second among the funds in the Expense Group. On the basis of common assets only, the Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) ranked third among the funds in the Expense Universe. The Lipper Expense Information also showed that, on the basis of both common and leveraged assets, the Fund’s actual Management Fee and actual total expenses each ranked second (first being lowest) among the funds in the Expense Universe. Each of the Fund’s expense components was better than the Expense Universe median for that expense component. The Board noted, among other things, the small number and varying size of the funds in the Expense Universe made meaningful comparisons difficult, especially since all of the other Expense Universe funds were larger than the Fund. The Board also noted that the Lipper Expense Information did not reflect implementation of the Management Fee Waiver on the Assumption Date.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry by the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

30	LMP Corporate Loan Fund Inc.

Board approval of management agreement (unaudited) (cont’d)

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided, or in the case of investment advisory services expected to be provided, by the Manager to the Fund under the Management Agreement.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2012 and March 31, 2011. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had declined by 1 percent during the period covered by the analysis, but remained at a level which was not considered excessive by the Board in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund by the Manager and CAI during the period covered by the analysis. The Board noted that the sub-advisory fees payable to CAI under the CAI Sub-Advisory Agreement had been paid by the Manager, not the Fund, during the period covered by the analysis and that the analysis did not reflect the forthcoming expiration of the CAI Sub-Advisory Agreement or implementation of the Management Fee Waiver. The Board considered that the expiration of the CAI Sub-Advisory Agreement and elimination of CAI’s fees thereunder likely will increase the Manager’s profitability, notwithstanding the Management Fee Waiver, but noted that it would have the ability to monitor any future increases in profitability on an annual basis.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

LMP Corporate Loan Fund Inc.	31

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

32	LMP Corporate Loan Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of LMP Corporate Loan Fund Inc. was held on January 25, 2013, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Common Shares and Preferred Shares, voting together, Voted for Election	Common Shares and Preferred Shares, voting together, Withheld	Preferred Shares Voted for Election	Preferred Shares Withheld
Carol L. Colman	7,459,021	153,176	—	—
R. Jay Gerken	7,457,346	154,851	—	—
Riordan Roett	—	—	1,383	2

At March 31, 2013, in addition to Carol L. Colman, R. Jay Gerken and Riordan Roett, the other Directors of the Fund were as follows:

Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb
William R. Hutchinson
Eileen A. Kamerick*
Jeswald W. Salacuse

*  Effective February 1, 2013, Ms. Kamerick became a Director.

LMP Corporate Loan Fund Inc.	33

Dividend reinvestment plan (unaudited)

Pursuant to the Dividend Reinvestment Plan (the “Plan”), shareholders whose common stock (“Common Stock”) is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by American Stock Transfer & Trust Company (“AST” or “Plan Agent”), as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by AST, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund’s shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with

34	LMP Corporate Loan Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-877-366-6441. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder’s shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

LMP Corporate Loan Fund Inc.	35

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors’ prior written consent, on at least 30 days’ prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219 or by telephone at 1-888-888-0151.

LMP

Corporate Loan Fund Inc.

Directors	LMP Corporate Loan Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund	Simpson Thacher & Bartlett LLP
William R. Hutchinson	Advisor, LLC	425 Lexington Avenue
Eileen A. Kamerick*		New York, NY 10017-3909
Riordan Roett	Auction agent
Jeswald W. Salacuse	Deutsche Bank	New York Stock Exchange Symbol
	60 Wall Street	TLI
Officers	New York, NY 10005
R. Jay Gerken
President and	Custodian
Chief Executive Officer	State Street Bank and Trust Company
Richard F. Sennett	1 Lincoln Street
Principal Financial Officer	Boston, MA 02111
Ted P. Becker
Chief Compliance Officer	Transfer agent
Vanessa A. Williams	American Stock Transfer & Trust Company
Identity Theft Prevention Officer	6201 15th Avenue
Robert I. Frenkel	Brooklyn, NY 11219
Secretary and Chief Legal Officer
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

*  Effective February 1, 2013, Ms. Kamerick became a Director.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•                  Personal information included on applications or other forms;

•                  Account balances, transactions, and mutual fund holdings and positions;

•                  Online account access user IDs, passwords, security challenge question responses; and

•                  Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•                  Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•                  Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•                  The Funds’ representatives such as legal counsel, accountants and auditors; and

•                  Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

LMP Corporate Loan Fund Inc.

LMP Corporate Loan Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of LMP Corporate Loan Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219

FD01642 5/13 SR13-1922

ITEM 2.                                                  CODE OF ETHICS.

Not applicable.

ITEM 3.                                                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                                                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                                                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                                                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                  DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                                                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                                                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                                           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                           CONTROLS AND PROCEDURES.

(a)         The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                           EXHIBITS.

(a) (1)               Not applicable.

Exhibit 99.CODE ETH

(a) (2)               Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Corporate Loan Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
LMP Corporate Loan Fund Inc.

Date:	May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
LMP Corporate Loan Fund Inc.

Date:	May 24, 2013

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
LMP Corporate Loan Fund Inc.

Date:	May 24, 2013